EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 17, 2000	/s/ Geoffrey B. Bloom Geoffrey B. Bloom

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 22, 2000	/s/ Daniel T. Carroll Daniel T. Carroll

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 20, 2000	/s/ Donald Fites Donald Fites

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 27, 2000	/s/ Alberto L. Grimoldi Alberto L. Grimoldi

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 20, 2000	/s/ David T. Kollat David T. Kollat

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 12, 2000	/s/ Phillip D. Matthews Phillip D. Matthews

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 15, 2000	/s/ David P. Mehney David P. Mehney

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 11, 2000	/s/ Timothy J. O'Donovan Timothy J. O'Donovan

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 26, 2000	/s/ Joseph A. Parini Joseph A. Parini

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 24, 2000	/s/ Joan Parker Joan Parker

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 17, 2000	/s/ Elizabeth A. Sanders Elizabeth A. Sanders

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM; TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2000, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 14, 2000	/s/ Paul D. Schrage Paul D. Schrage